IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT POLICY

THE ALGER FUNDS
Alger Large Cap Growth Fund

Supplement dated March 12, 2013 to the
Prospectus dated March 1, 2013
As Supplemented

The Board of Trustees of The Alger Funds has approved changes with respect to the Fund that are anticipated to become effective on or about May 31, 2013. The Fund's name will be changed to Alger International Growth Fund, but its investment objective to seek long-term capital appreciation will not change. The Fund will thereafter be managed by Pedro V. Marcal. The Fund's principal investment strategy, currently set forth in the second and third paragraphs under the heading "Principal Investment Strategy" on page 7 of the Prospectus, will be replaced with the following three paragraphs:

The Fund focuses on equity securities of foreign companies of any capitalization that Fred Alger Management, Inc. believes demonstrate promising growth potential.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies. Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments, or sales, outside the U.S. The Fund normally focuses its foreign investments in developed countries, but may also invest in emerging market securities. The Fund may invest in companies of any market capitalization, from large, well-established companies to small, emerging growth companies.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. The Fund's benchmark is the Morgan Stanley Capital International (MSCI) All Country Word Index (ACWI) Ex-U.S., which is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States. The Fund may also compare its performance to the MSCI

Europe, Australasia, and Far East (EAFE) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada. While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks.

The Fund's portfolio turnover rate is likely to increase during this transition, resulting in higher transaction costs for the Fund.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another of the Alger Family of Funds at any time. Shareholders may also redeem their shares. Exchange or redemption of shares may be a taxable event to shareholders. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

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